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                                                                    EXHIBIT 10.6

                           SANDWICH COOPERATIVE BANK

                          DEFERRED COMPENSATION PLAN
                          --------------------------

     THIS PLAN is dated as of the first day of                 , 19  , by
Sandwich Cooperative Bank, a Massachusetts Corporation, having its principal place of business in Sandwich, Massachusetts (hereinafter the "Bank").

                                  WITNESSETH:

     WHEREAS, the Bank has a group of Directors who serve the Bank in a Director's capacity;

     WHEREAS, the Bank wishes to adopt a non-qualified deferred compensation plan in order to allow this select group of Directors to defer their fees as herein provided;

     NOW, THEREFORE, the Bank hereby adopts the Sandwich Cooperative Bank DEFERRED COMPENSATION PLAN (hereinafter the "Plan") effective as of January 1, 1992 as follows:

     1.   PLAN YEAR

     The initial Plan year shall commence on January 1, 1992 and shall end on December 31, 1992, and thereafter shall be the twelve (12) month period commencing on January 1 and ending. on December 31.

     2.   PARTICIPATION IN PLAN

          Any Eligible Director of the Bank who has complied with the provisions of Section 6 herein shall be eligible to participate in the Plan. For the purposes of the Plan, an Eligible Director means any Director of the Bank who voluntarily participates in the Plan.

     3.   DEFERRED COMPENSATION

          Any Eligible Director may elect to become a Participant in the Plan in accordance
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with Section 6 of the Plan by deferring up to one hundred percent (100%) of his
Eligible Compensation in whole percentages in any calendar year. Such deferrals shall hereinafter be referred to as "Deferred Compensation". For the purposes of this Plan, Eligible Compensation means the Eligible Director's fees paid or accrued by the Bank.

          The amount of Eligible Compensation that a Participant elects to defer is irrevocable for the Plan year for which such election is effective.

     4.   BANK CONTRIBUTIONS

          The Bank shall make no matching contribution of the Deferred Compensation on behalf of each Participant under the Plan.

     5.   DEFERRED COMPENSATION ACCOUNTS

          (a)  Establishment of accounts

               The Bank shall record Deferred Compensation amounts made on behalf of each Participant in a deferred compensation account; or, as a bookkeeping entry, (hereinafter the "Account") for such Participant. The Bank shall also credit to each Participant's Account a rate of return for each Plan Year after the Plan Year in which his participation begins no less than simple interest credited annually at the quarterly average rate on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Selected Interest Rates Publication H 15.

          (b)  Investment of Accounts

          Funds so credited to each Participant's Account, if any, may be kept in cash or invested or reinvested in mutual funds, stocks, bonds, securities, annuity contracts, life insurance, contracts or any other assets as the Bank may select in its sole discretion. The Bank, in its discretion, may engage investment counsel, and may delegate to such counsel authority as it may deem
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appropriate with respect to the investment of such funds, if any.

     The rate of return attributable to a Participant's Account for each Plan Year after the Plan Year in which his participation begins will in no event be less than simple interest credited annually at the quarterly average rate on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Selected Interest Rates Publication H 15.

          (c)  Funding

          The Bank reserves the absolute right at its sole and exclusive discretion to insure or otherwise provide for the obligations of the Bank undertaken by this Plan or to refrain from same, and to determine the extent, nature and method thereof, including the establishment of one or more trusts. Should the Bank elect to insure this Plan, in whole or in part, through the medium of insurance or annuities, or both, the Bank shall be the owner and beneficiary of the policy. At no time shall the Participant be deemed to have any right, title or interest in or to any specified asset or assets of the Bank, or any trust or escrow arrangement, including, but not by way of restriction, any insurance or annuity or contracts or the proceeds therefrom.

     Any such policy, contract or asset shall not in any way be considered to be security for the performance of the obligations of this Plan.

     If the Bank purchases a life insurance or annuity policy on the life of the Participant, the Participant agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests (at the Bank's expense) which may be necessary, and generally cooperate with the Bank in securing such policy.

     To the extent the Participant acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Bank.
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     6.   ELECTION TO DEFER COMPENSATION

          (a)  Election Procedure

          In order for an Eligible Director to become a Participant in the Plan, such Director must properly complete and file an election form to defer a percentage of his Eligible Compensation as set forth in Section 3 with the Treasurer of the Bank (hereinafter the "Plan Administrator").

          (b)  Filing of Election Form

          An Eligible Director must file such form prior to the first day of each Plan year, except for the first Plan Year, in order to become a Participant during such Plan Year. An Eligible Director who is hired by the Bank after the beginning of any Plan Year shall become a Participant as of the first day of the month following the date on which he commences services with the Bank, provided that such Eligible Director files the election form on or before the first day that such new Eligible Director commences services with the Bank.

     An Eligible Director shall file only one election form for each Plan Year. Such election form may not be changed after its effective date and shall remain in effect for the Plan Year for which it is effective.

          (c)  Improper or No Election

               An Eligible Director who has not filed an election form for a Plan Year, or who files an election form in a manner which does not comply with the terms and conditions provided in Section 3 and this Section 6 shall not become a Participant in the Plan.

     7.   DISTRIBUTION

          Upon the Participant's termination of services as Director for the Bank for any reason, including death, disability or retirement, the Bank will distribute the entire amount credited to such Participant's Account, taking into account earnings and losses thereon; to the Participant (or his
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Beneficiary or Beneficiaries, as applicable) within thirty (30) days following the last day of the month of such termination, or within a reasonable period of time thereafter as the Bank and Participant shall determine.

          The former Participant (or his Beneficiary or Beneficiaries, as applicable) shall receive the benefit payable in accordance with this Section 7 in the form of a lump sum payment or monthly, quarterly, semi-annual or annual cash installments, as elected by the former Participant (or his Beneficiary or Beneficiaries, as applicable). The Participant shall elect such form of benefit on an appropriate form which shall be provided by the Plan Administrator, and filed with the Plan Administrator no later than the close of the business day immediately preceding the first day of the first period during which the Participant makes contributions to the Plan. The Participant may change such elections prospectively, effective on the first day of any Plan Year. A Participant who fails to file a timely election under this Section 7 shall be deemed to have elected to receive the benefit payable hereunder in the form of a lump sum payment.

     The Participant shall be fully vested in the portion of his Account which is attributable to his Deferred Compensation and the earnings thereon.

     8    BENEFICIARY DESIGNATION

          The Participant shall designate a Beneficiary or Beneficiaries to receive benefits hereunder in accordance with Section 7. The Participant shall make such election on a beneficiary designation form provided by the Plan Administrator. Such form must be filed with the Plan Administrator as the Plan Administrator shall, in his discretion, require. The Participant may revoke or change such beneficiary election at any time prior to the commencement of benefits as provided in Section 7, and, provided that such beneficiary election form is duly filed with the Plan Administrator.
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     9.   FORFEITURE

          Notwithstanding anything contained herein to the contrary, the Plan Administrator may determine, in its sole discretion, that the Participant shall forfeit any earnings credited to his Participant Account in the event such Participant is terminated for "cause". For this purpose, cause shall mean conviction by a court of law for fraud, misappropriation or embezzlement.

     10.  ADMINISTRATION

          This Plan is intended to be and shall be administered as an unfunded, unsecured, plan which is not qualified under Section 401 of the Internal Revenue Code. The benefits provided hereunder shall be paid from the Participants' Deferred Compensation and from the general assets of the Bank.

     11.  PARTICIPANT'S RIGHTS UNSECURED

          The right of any Participant (or his Beneficiary or Beneficiaries, as applicable) to receive any benefits hereunder shall be an unsecured claim against the general assets of the Bank.

     12.  NON-TRANSFERABILITY

          The right of the Eligible Director or any other person to the payment of benefits hereunder shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

     13.  COMMUNICATIONS

          Any notice or communication required by the Bank with respect to this Plan shall be made in writing and may either be delivered personally or sent by First Class mail, as the case may be:

               To the Corporation:
                    Treasurer
                    Sandwich Cooperative Bank
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                    P.O. Box 959
                    100 Old King's Highway
                    Sandwich, MA 02563

          Each party shall have the right by written notice to change the place to which any notice may be addressed.

     14.  NOTIFICATION OF BENEFIT

          Within thirty (30) days of the retirement, death, disability or termination of services of the Participant, or the merger, consolidation or sale of the Bank, the Bank shall deliver to the Participant a notice (the "Award Notice") stating the amount of benefits, and the timing of the payment of such benefits, to which the Participant is entitled under the terms of this Plan as a result of such event, or, if the Participant is not entitled to benefits under this Plan as a result of such event, the reason why he is not so entitled.

          15.  CLAIMS PROCEDURE

               (a) The Participant (or his beneficiary in the case of the Participant's death), may make a claim for benefits in writing to the Bank within one (1) year of

                    (1) the Bank's failure to deliver an Award Notice to the Participant or his beneficiary in accordance with
                         Section 14,

                    (2) the delivery of an Award Notice to the Participant or the beneficiary in accordance with Section 14 if the Participant or beneficiary believes such Notice does not properly state such person's entitlement to benefits under this Plan, or

                    (3) the failure of the Bank to make any payment in accordance with the terms of an Award Notice.

Such claim shall be reviewed by the Bank. If the claim is approved or denied, in whole or in part,
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the Bank shall provide a written notice of approval or denial within sixty (60)
days of the Bank's receipt of the notice of the claim. In the case of denial the notice shall set forth the specific reason for the denial, specific reference to the provisions of the Plan upon which the denial is based, and any additional material or information necessary to perfect the claim and an explanation of why such material or information is to be taken if a review of the denial is desired. If the claim is not approved or denied within such sixty (60) days, the claim will be deemed denied.

          (b) If a claim is denied and a review is desired, the Participant (or his beneficiary in the case of the Participant's death), shall notify the Bank of his request for a review in writing within sixty (60) days of the date the claim is denied. The Participant, his beneficiary, or his duly authorized representative may review this Plan and any documents relating to it and submit any written issues and comments he may feel appropriate within thirty (30) days of his notice of request for review. In its sole discretion, the Bank shall then review the claim and any written issues and comments submitted by or on behalf of the Participant, and provide a written decision within sixty (60) days of the later of the Bank's receipt of the notice of request for review or the submission of such written issues and comments. This decision likewise shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan on which the decision is based.

          (c) Any decision of the Bank shall not be binding on the Participant, his personal representative, or any beneficiary without consent, nor shall it preclude further action by the Participant, his personal representative or beneficiary.

     16.  ENTIRE AGREEMENT

          This Plan constitutes the entire agreement between the parties with respect to the subject matter hereof
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     17.  JURISDICTION

          The terms and conditions of this Plan are subject to the laws of the Commonwealth of Massachusetts.

     18.  GENDER

          Any reference in this Plan to the masculine shall be deemed to include the feminine.

     19.  AMENDMENTS

          This Plan may not be amended except by a Board of Directors' resolution in writing executed by the duly authorized officers of the Bank, provided that no amendment that adversely affects the Participant's rights or interest under the Plan shall take effect unless the Participant consents thereto in writing.
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     20.  INTERPRETATION

          Any matters involving the approval or denial by the Bank of claims pursuant to Article Fifteen, the granting of approvals, consents or waivers by the Bank, or the interpretation of any term or condition of this Plan shall be referred to the Chairman of the Board of Directors of the Bank for final determination by the members of that committee.

     21.  TERMINATION

          The Bank has established the Plan with the bonafide intention and expectation that it will be continued indefinitely, but the Bank shall have no obligation whatsoever to maintain the Plan for any given length of time and may discontinue or terminate the Plan at any time. If the Plan is discontinued, all election forms shall terminate, and the Participants shall receive their benefits as provided herein.

     22.  MISCELLANEOUS

          This Plan shall be binding upon and inure to the benefit of the Bank, its successors and assigns and the Participants, and their heirs, executors, administrators and legal representatives.

          IN WITNESS WHEREOF, the Bank has caused this Plan to be signed and sealed by its duly authorized officers as of the date first above written.

                                        SANDWICH COOPERATIVE BANK


_______________________                 By:________________________
Witness                                    Frederic D. Legate
                                           President and Chief
                                           Executive Officer
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--------------------------------------------------------------------------------
                           SANDWICH COOPERATIVE BANK
                          DEFERRED COMPENSATION PLAN
                            DEFERRAL ELECTION FORM
--------------------------------------------------------------------------------

Director's Name:

Effective Date of Election:          Plan Year:

     I, the Director whose signature appears below, hereby elect to participate in Sandwich Cooperative Bank Deferred Compensation Plan (the "Plan"):

     I hereby elect that [    ] my Director's Fee should be reduced by   ______%
my [ ] Committee Fee shall be reduced by ______%, effective beginning _______________ and continuing until the end of the Plan Year;

     I understand that the Plan Year commences on January 1 and ends on December 31 of each year;

     I understand that the Bank shall make no matching contribution of my Deferred Compensation. I understand that I shall be one hundred percent (100%) vested in all of my Deferred Compensation, subject to the forfeiture provision included in the Plan and any amounts I may forfeit as an unsecured general creditor for any claim I may have against the assets of the Bank in the event of bankruptcy or otherwise. I further understand that for the purposes of the Plan, my Eligible Compensation means my Directors fees paid or accrued by the Bank.

     I hereby understand that the rate of return on my Deferred Compensation shall be determined under Section 5 of the Plan (copy attached). I further understand that the Bank is under no obligation to create a trust or fund on my behalf and the Bank may, in its discretion, record such amounts in a bookkeeping entry on my behalf.

     I hereby understand that this Deferral Election Form is legally binding and irrevocable with respect to compensation earned while it is in effect, and such election hereunder shall continue in effect until the end of the applicable Plan Year.

     I understand that in the event of my termination of serving as Director for the Bank for any reason, or in the event the Plan is terminated or discontinued, this Deferral Election Form shall thereupon terminate.

     I understand that this Deferral Election Form is subject to the terms and conditions of the Plan, as from time to time may be amended, and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument under the laws of said Commonwealth.

     IN WITNESS WHEREOF, this Deferral Election Form is hereby executed as of ___________________, 199__ by the Director whose signature appears below.


WITNESS:____________________________     DIRECTOR: __________________________

                                         DATE: ______________________________
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--------------------------------------------------------------------------------
                           SANDWICH COOPERATIVE BANK
                          DEFERRED COMPENSATION PLAN
                         BENEFICIARY DESIGNATION FORM
--------------------------------------------------------------------------------

     I, the Director whose signature appears below, as a Participant in Sandwich Cooperative Bank Deferred Compensation (the "Plan), elect that my benefit under the Plan be made as elected below:

                   ELECTION AS TO DESIGNATION OF BENEFICIARY
                   -----------------------------------------

I hereby elect to have my benefit under the Plan be paid to the following beneficiary or beneficiaries:


     1.   Primary Beneficiary.  I hereby designate as my Beneficiary the person
          -------------------
or person listed below. (If any Beneficiary is a trust, please indicate the name and address of the trustees and the date of the trust.) If more than one person is listed, benefits shall be divided according to the percentages indicated; if no percentages are indicated, I intend that all persons listed shall be equal tenants in common.

________________________________________________________________________________
Name                            Relationship                          Percentage


________________________________________________________________________________
Name                            Relationship                          Percentage

     2.   Secondary Beneficiary. If no person listed in Part I above is living,
          ---------------------
or in the event that a trust is designated Primary Beneficiary and is not in existence on the date my benefits are due to be paid, I hereby designate as my Beneficiary the person or persons listed below. (If any Beneficiary is a trust, please indicate the name and address of the trustees and the date of the trust.) If more than one person is listed, benefits shall be divided according to the percentages indicated; if no percentages are indicated, I intend that all persons listed shall be equal tenants in common.



________________________________________________________________________________
Name                            Relationship                          Percentage


________________________________________________________________________________
Name                            Relationship                          Percentage

Beneficiary Designation Form
Page Two



     IN WITNESS WHEREOF, this Deferral Election Form is hereby executed as of ___________________, 199__ by the Director whose signature appears below.



WITNESS:____________________________     DIRECTOR: ___________________________
                                                       Signature

                                         DIRECTOR: ___________________________
                                                       Named Printed

                                         SOC. SEC. NO. _______________________


                                         DATE OF BIRTH: ______________________